SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2013
POLAR PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-174433	36-4697119
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4300 B Street, Suite 505 Anchorage, Alaska 99503
(Address of principal executive offices) (Zip Code)
Phone: (907) 561-3001
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Effective September 6, 2013, Polar Petroleum Corp., a Nevada corporation (the “Company”), issued to US Energy Investments Ltd. (the “Lender”) a convertible promissory note in the principal amount of $75,000 evidencing a loan in that amount received by the Company from the Lender. The note is due on September 5, 2016, and bears interest at 10% per annum, payable on the maturity date or earlier prepayment.  The Company may prepay all or any portion of the principal amount of the note without penalty.  Subject to a customary 4.99% “blocker” provision, the Lender may convert all or any portion of the outstanding principal amount of the note, together with accrued and unpaid interest thereon to the date of conversion, into shares of common stock of the Company, at a conversion price per share of common stock to be mutually agreed by the Company and the Lender, which in no event shall be less than $0.20 per share.  The note contains customary events of default and acceleration and customary representations by the Company.

The foregoing is a summary of the material terms of the note.  This summary is subject to, and is qualified in its entirety by, reference to the form of the note that is filed as an exhibit to this Report and  incorporated herein by reference.

The Company intends to use the net proceeds of the note for general working capital.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed with this Report.

In reviewing the agreement(s) included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number	Description
10.1	10% Convertible Promissory Note of the Company to US Energy Investments Ltd. dated September 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLAR PETROLEUM CORP.
Date: September 12, 2013	By:	/s/ Daniel Walker
Daniel Walker
President & CEO